UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Brian C. Janssen

New World Fund, Inc.

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New World Fund® Annual report for the year ended October 31, 2020

Capturing the
growth potential
of developing
economies

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2020 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	7.46%	9.62%	5.02%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.00% for Class A shares as of the prospectus dated January 1, 2021 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

17	Financial statements

42	Board of directors and other officers

Fellow investors:

Stocks in developing countries advanced during New World Fund’s fiscal year ended October 31, 2020, withstanding a sharp decline in global economic activity from pandemic-induced lockdowns and uncertainty over the trajectory of the rebound in many countries.

Boosted by positioning in China and the United States, New World Fund far outpaced it benchmark. The fund rose 10.78% for the 12-month reporting period, assuming reinvestment of the dividend of 74 cents a share and capital gain of $1.84 cents a share paid in December 2019. By comparison, the unmanaged MSCI ACWI (All Country World Index) gained 4.89%.

With the primary objective of long-term capital appreciation, New World Fund offers a multidimensional approach to capturing the potential of emerging markets by blending three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world that have significant business in the developing world; and, when appropriate, government and corporate bonds of developing-country issuers.

This approach is intended to offer potential benefits for long-term investors, including help with reducing some of the volatility typically associated with investing in developing markets.

Results at a glance

For periods ended October 31, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 6/17/99)

New World Fund (Class A shares)	10.78%	9.56%	5.30%	8.02%
MSCI ACWI (All Country World Index)	4.89	8.11	7.90	4.89

MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

Source: MSCI. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

New World Fund	1

Market review

Global markets ended higher during the 12-month period, capping a tumultuous period in which stocks zigzagged as most countries temporarily shut down their economies to contain the spread of COVID-19. As the virus brought growth to a sudden halt, central banks and governments responded with massive amounts of fiscal and monetary stimulus. Following a steep market decline in most of February and March, stocks rallied as countries began to restart manufacturing activity, led by China, the first country to emerge from the virus.

During the period, the U.S. dollar fell against the euro, the yen and the Chinese renminbi. A number of factors contributed to broad-based dollar weakness, including concerns about rising U.S. fiscal deficits, a prolonged period of ultralow interest rates, and a perceived overvaluation of the dollar in recent years.

China was the world’s best returning equity market despite geopolitical tensions with the U.S., Europe and India. The MSCI China Index surged 35.19%, led by gains in the consumer discretionary, information technology and communication services sectors. Being the first country to shut down its economy and the first to reopen, China led the global economic rebound from April onward. Industrial activity and exports showed continued strength as more factories resumed operations, and construction activity picked up after quarantine measures eased. Consumer activity was led by high wage earners who helped drive sales of homes, vehicles and luxury goods. In the third quarter of 2020, China’s economy grew 4.9% on an annualized basis, following growth of 3.2% in the second quarter.

Indian equities declined 2.54%. The country grappled with a rising number of coronavirus-related illnesses and the economy struggled with loan losses in the state-dominated banking sector. However, pockets of India’s economy began to bounce back starting in July after second-quarter gross domestic product plunged 23.9% year on year. The government also took steps to attract investments in the manufacturing sector, specifically targeting mobile-phone assembly as multinationals reassess their global supply chains.

In Brazil, stocks plunged 38.13%. A rising number of COVID-related deaths forced the government to ramp up fiscal stimulus and launch an emergency quantitative easing program. The spread of the coronavirus upended the government’s momentum in pushing forth fiscal and business-friendly reforms after securing passage of a landmark pension reform bill in October 2019.

Inside the portfolio

The fund’s stock selection among Asia’s leading internet services platforms bolstered returns on a relative basis. Shares of Singapore-based Sea Ltd. soared, boosted by strong growth in its mobile wallet, e-commerce and online gaming businesses. As of Oct. 31, Sea’s market value had surged past $90 billion since making its debut on the New York Stock Exchange in 2017.

Chinese technology giants Tencent and Alibaba were leading contributors. Both companies benefited from increased consumer demand during and after the pandemic-induced lockdowns in China. Shares of Tencent, the world’s largest social media platform and video gaming company, reported revenue for the six months ended climbed 28%. Alibaba rose on strong results in both its e-commerce and cloud-computing businesses.

Indian conglomerate Reliance Industries was another top contributor. Reliance has expanded beyond energy into telecommunications and internet-related businesses. Shares reached record highs on strong subscriber growth for its rapidly expanding Jio mobile phone network. Reliance also attracted significant equity investments for its mobile businesses from U.S. technology giants Facebook and Google and top private equity firms.

The investment in MercadoLibre, Latin America’s largest e-commerce network that counts Brazil as its largest market, helped portfolio returns. Shares of the company more than tripled during the 12-month period amid surging online orders and ongoing improvements to its logistics network.

In contrast, Airbus was a leading detractor. Shares of the French airplane maker retreated due to the abrupt slowdown in global travel and fears that airlines would pull back orders due to the uncertain length of the pandemic.

2	New World Fund

Investments in Brazil weighed on portfolio returns. Shares of energy giant Petrobras fell on weak demand for oil as COVID-19 sent the global economy into a tailspin. Another detractor was toll road operator CCR, which was hurt by a sharp decline in highway traffic.

As of October 31, 2020, equities in developing countries accounted for 47.3% of the fund’s net assets; bonds were 3.1% of assets; and equities in developed countries represented 43.4%. Holdings in cash and cash-like securities amounted to 6.2% of the total portfolio. This position reflects decisions made by individual portfolio managers to hold cash as part of their investment strategy.

Looking forward

Lately, the trajectory of global growth is being potentially challenged by a second wave of virus outbreaks, which could impact economic output in Europe and the U.S. depending on the severity of containment measures. Meanwhile, Asian countries have been less affected and could continue to be key drivers of global growth. So far in 2020, China as well as Taiwan and South Korea — both of which are key cogs in the global semiconductor chain — have notched some of the strongest growth rates.

On the U.S.-China trade front, we would anticipate the foreign policy team of U.S. President-elect Joe Biden to approach China in a more strategic and less confrontational fashion than in recent years. Technology and investment restrictions will probably remain and might even be tightened, given growing support for such measures in Washington.

Portfolio managers remain focused on companies addressing broader secular trends with long runways for growth in emerging markets, and companies with dominant market share positions that have strong balance sheets. Positioning has been influenced by a preference for innovative internet-based platform companies and those operating in growing industries ripe for disruption, such as online financial payments.

Currently, managers have significant exposure to technology-oriented and consumer-focused companies based in China, the U.S. and greater Asia. Investments are largely in companies that managers believe can prosper from the growth of a wide range of internet services on mobile devices that include e-commerce, banking, gaming and food delivery.

Managers remain constructive on certain private-sector banks in India even as the economy has been challenged. These banks continue to take market share from troubled state-run banks and their balance sheets and asset quality remain strong.

Another theme in the portfolio is the disruption of traditional banking models. For example, the fund invests in Brazilian firms that operate payment processing platforms used by small businesses.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Cordially,

Nicholas J. Grace
Co-President

Jonathan Knowles
Co-President

Robert W. Lovelace
Co-President

December 10, 2020

For current information about the fund, visit capitalgroup.com.

New World Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period June 17, 1999, to October 31, 2020)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on a hypothetical $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: MSCI. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Includes reinvested dividends and reinvested capital gains distributions.
[4]	For the period June 17, 1999 (commencement of operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2020)*

	1 year	5 years	10 years

Class A shares	4.41%	8.27%	4.67%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

4	New World Fund

Investment portfolio October 31, 2020

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	22.17%
China	18.87
Eurozone*	10.60
India	7.72
Brazil	7.22
Japan	4.02
Hong Kong	3.62
Taiwan	2.46
Switzerland	2.30
Other countries	14.81
Short-term securities & other assets less liabilities	6.21
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands and Spain.

Common stocks 89.10%	Shares	Value (000)
Information technology 18.44%
Microsoft Corp.	5,368,500	$1,086,960
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	51,088,500	771,028
PagSeguro Digital Ltd., Class A2	15,399,487	563,775
Mastercard Inc., Class A	1,759,300	507,804
StoneCo Ltd., Class A2	9,524,895	500,438
Adobe Inc.[2]	920,500	411,556
PayPal Holdings, Inc.[2]	2,205,300	410,473
Keyence Corp.[1]	874,400	396,517
Broadcom Inc.	1,126,200	393,753
ASML Holding NV1	877,729	319,102
Visa Inc., Class A	1,509,400	274,273
Silergy Corp.[1]	4,332,000	267,443
EPAM Systems, Inc.[2]	679,321	209,876
Cree, Inc.[2]	3,277,050	208,420
Samsung Electronics Co., Ltd.[1]	3,944,196	197,787
Ant Group Co., Ltd., Class H1,2,3	18,181,900	187,624
Accenture PLC, Class A	559,000	121,253
Apple Inc.	1,068,200	116,284
Kingdee International Software Group Co. Ltd.[1]	42,400,699	112,110
Oneconnect Financial Technology Co., Ltd. (ADR)[2]	5,357,074	107,891
Trimble Inc.[2]	1,867,900	89,902
Hexagon AB, Class B1,2	1,173,200	85,678
MediaTek Inc.[1]	3,317,000	78,199
FleetCor Technologies, Inc.[2]	343,800	75,949
Edenred SA1	1,463,939	68,358
Tokyo Electron Ltd.[1]	238,800	64,003
Halma PLC[1]	2,046,600	62,826
Inphi Corp.[2]	413,000	57,721
NetEase, Inc.[1]	2,300,900	40,231
Logitech International SA1	476,000	40,095
Autodesk, Inc.[2]	159,600	37,592
Nokia Corp.[1,2]	10,245,487	34,393
Advanced Micro Devices, Inc.[2]	422,400	31,803
Chindata Group Holdings Ltd., Class A (ADR)[2,4]	2,222,200	30,977
Aspen Technology, Inc. (USA)[2]	247,900	27,222
Nice Ltd. (ADR)[2]	119,000	27,163
ON Semiconductor Corp.[2]	1,069,900	26,844
Micron Technology, Inc.[2]	498,600	25,100
Globant SA2	134,800	24,346
Hangzhou Hikvision Digital Technology Co., Ltd., Class A1	3,605,165	24,205
Amphenol Corp., Class A	213,000	24,035
Atlassian Corp. PLC, Class A2	115,625	22,156
Elastic NV, non-registered shares[2]	207,100	21,002

New World Fund	5

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Cognizant Technology Solutions Corp., Class A	274,000	$19,569
Hamamatsu Photonics KK1	392,000	19,562
SAP SE1	155,400	16,562
Intel Corp.	367,300	16,264
GDS Holdings Ltd., Class A1,2	1,477,400	15,520
CMC Materials, Inc.	108,500	15,428
KLA Corp.	72,300	14,256
Network International Holdings PLC[1,2]	4,442,441	12,827
VeriSign, Inc.[2]	66,899	12,758
Vontier Corp.[2]	392,000	11,266
Amadeus IT Group SA, Class A, non-registered shares[1]	193,593	9,279
Coforge Ltd.[1]	260,197	7,705
Temenos AG1	59,378	6,365
		8,361,528

Consumer discretionary 14.50%
Alibaba Group Holding Ltd.[1,2]	27,773,962	1,057,325
Alibaba Group Holding Ltd. (ADR)[2]	187,800	57,221
MercadoLibre, Inc.[2]	715,750	868,956
LVMH Moët Hennessy-Louis Vuitton SE1	753,531	353,768
Naspers Ltd., Class N1,2	1,675,652	327,768
Delivery Hero SE1,2	2,770,050	319,964
Meituan, Class B1,2	7,090,960	265,251
Hermès International[1]	254,786	237,428
Galaxy Entertainment Group Ltd.[1]	35,745,990	235,788
Kering SA1	360,570	218,146
EssilorLuxottica[1,2]	1,578,181	195,524
Fast Retailing Co., Ltd.[1]	251,600	175,953
Evolution Gaming Group AB1	2,334,931	173,526
General Motors Company	4,562,000	157,526
XPeng Inc., Class A (ADR)[2]	6,396,007	123,955
Sony Corp.[1]	1,348,400	112,385
NIKE, Inc., Class B	913,100	109,645
Gree Electric Appliances, Inc. of Zhuhai, Class A1	11,513,892	100,873
adidas AG1,2	314,472	93,442
Cie. Financière Richemont SA, Class A1	1,485,499	93,048
Booking Holdings Inc.[2]	52,950	85,911
Melco Resorts & Entertainment Ltd. (ADR)	5,266,800	84,901
Li Ning Co. Ltd.[1,4]	15,826,617	82,164
Jumbo SA1	5,625,631	78,753
Marriott International, Inc., Class A	775,300	72,010
YUM! Brands, Inc.	673,600	62,867
Zhongsheng Group Holdings Ltd.[1]	8,744,750	62,493
Wyndham Hotels & Resorts, Inc.	1,250,000	58,138
IDP Education Ltd.[1]	4,136,404	56,357
Allegro.eu1,2	2,411,900	49,017
Suzuki Motor Corp.[1]	1,111,300	47,859
Midea Group Co., Ltd., Class A1	3,946,874	46,014
Lufax Holding Ltd. (ADR)[2]	3,525,000	45,893
China MeiDong Auto Holdings Ltd.[1]	10,368,000	42,546
Wynn Macau, Ltd.[1,2]	30,079,600	41,563
Prosus NV1	413,258	41,308
Domino’s Pizza, Inc.	96,000	36,319
Maruti Suzuki India Ltd.[1]	363,485	34,258
Ferrari NV1	186,900	33,350
Flutter Entertainment PLC (GBP denominated)[1]	160,346	27,768
Hyundai Motor Co.[1]	161,455	23,618
Shangri-La Asia Ltd.[1,2]	28,650,000	22,503
Samsonite International SA1,2	21,630,000	21,896
Lojas Americanas SA, ordinary nominative	4,974,400	17,486
Aptiv PLC	181,000	17,465
InterContinental Hotels Group PLC[1,2]	334,060	16,909
Industria de Diseño Textil, SA1	642,800	15,906
GVC Holdings PLC[1,2]	1,202,000	15,055
Astra International Tbk PT1	39,878,300	14,738
Vivo Energy PLC[1]	11,251,842	11,036
China Tourism Group Duty Free Corp. Ltd., Class A1	342,659	10,157

6	New World Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Levi Strauss & Co., Class A	575,500	$9,081
Peugeot SA1,2	498,700	8,971
Bayerische Motoren Werke AG1	74,500	5,092
		6,576,894

Health care 12.25%
Thermo Fisher Scientific Inc.	1,116,820	528,390
Zai Lab Ltd. (ADR)[2,5]	4,810,800	394,726
Carl Zeiss Meditec AG, non-registered shares[1]	2,647,080	343,390
WuXi Biologics (Cayman) Inc.[1,2]	11,447,168	321,630
AstraZeneca PLC[1]	3,004,416	302,416
Abbott Laboratories	2,593,500	272,603
BeiGene, Ltd. (ADR)[2]	604,854	179,351
BeiGene, Ltd.[1,2]	693,600	15,754
bioMérieux SA1	1,233,000	184,064
BioMarin Pharmaceutical Inc.[2]	2,221,213	165,325
Asahi Intecc Co., Ltd.[1]	5,298,400	164,391
Notre Dame Intermédica Participações SA	14,311,760	163,995
CSL Ltd.[1]	751,000	152,638
Pharmaron Beijing Co., Ltd., Class H1	5,606,600	81,200
Pharmaron Beijing Co., Ltd., Class A1	3,462,800	59,575
Yunnan Baiyao Group Co., Ltd., Class A1	8,798,900	135,639
Jiangsu Hengrui Medicine Co., Ltd., Class A1	10,080,370	134,140
Hugel, Inc.[1,2,5]	683,391	126,732
WuXi AppTec Co., Ltd., Class H1	5,890,604	94,321
WuXi AppTec Co., Ltd., Class A1	1,918,110	32,407
Koninklijke Philips NV (EUR denominated)[1,2]	2,658,438	123,503
Shionogi & Co., Ltd.[1]	2,301,200	108,639
PerkinElmer, Inc.	812,270	105,230
Novo Nordisk A/S, Class B1,4	1,431,310	91,535
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A1	5,508,430	86,791
Straumann Holding AG1	80,620	84,088
Olympus Corp.[1]	4,396,700	84,066
Pfizer Inc.	2,179,000	77,311
CanSino Biologics Inc., Class H1,2,4	3,794,097	74,398
Hypera SA, ordinary nominative	14,839,266	72,154
Illumina, Inc.[2]	232,000	67,906
Alcon Inc.[1,2]	1,152,500	65,363
Zoetis Inc., Class A	396,000	62,786
Danaher Corp.	266,135	61,089
Hikma Pharmaceuticals PLC[1]	1,750,418	56,935
Alibaba Health Information Technology Ltd[1,2]	21,315,000	56,091
Novartis AG1	711,200	55,506
Hangzhou Tigermed Consulting Co., Ltd., Class A1	2,929,251	54,446
Teva Pharmaceutical Industries Ltd. (ADR)[2]	6,229,000	54,317
Medtronic PLC	510,000	51,291
Baxter International Inc.	611,400	47,426
HOYA Corp.[1]	416,000	47,100
Grifols, SA, Class A, non-registered shares[1]	1,100,000	29,719
Grifols, SA, Class B (ADR)	401,870	6,824
Lupin Ltd.[1]	1,780,000	21,862
Mettler-Toledo International Inc.[2]	21,300	21,255
Aier Eye Hospital Group Co., Ltd., Class A1	1,829,557	17,055
OdontoPrev SA, ordinary nominative	6,977,400	15,334
Legend Biotech Corp., (ADR)[2]	63,764	1,650
NMC Health PLC[1,2,6]	812,918	10
		5,554,367

Financials 10.04%
Kotak Mahindra Bank Ltd.[1,2]	35,520,071	741,336
HDFC Bank Ltd.[1,2]	32,892,396	526,299
HDFC Bank Ltd. (ADR)[2]	984,400	56,544
AIA Group Ltd.[1]	58,113,800	548,089
B3 SA - Brasil, Bolsa, Balcao	33,980,500	302,321
XP Inc., Class A2	6,095,565	244,310
Société Générale[1,2]	15,769,898	215,356
Ping An Insurance (Group) Company of China, Ltd., Class H1	17,699,700	181,703
Ping An Insurance (Group) Company of China, Ltd., Class A1	432,343	5,044

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Capitec Bank Holdings Ltd.[1,2]	2,519,225	$176,715
Sberbank of Russia PJSC (ADR)[1]	13,045,700	131,831
Sberbank of Russia PJSC (ADR)	2,932,600	29,649
Bajaj Finance Ltd.[1]	3,388,000	151,107
UniCredit SpA[1,2]	14,833,236	111,123
HDFC Life Insurance Company Ltd.[1,2]	13,667,000	108,996
Moody’s Corp.	413,600	108,735
S&P Global Inc.	296,500	95,689
Hong Kong Exchanges and Clearing Ltd.[1]	1,974,000	94,681
ICICI Bank Ltd. (ADR)[2]	6,472,532	68,285
ICICI Bank Ltd.[1,2]	4,819,247	25,507
Banco Bilbao Vizcaya Argentaria, SA1	23,689,100	68,206
Fairfax Financial Holdings Ltd., subordinate voting shares	218,700	57,493
Discovery Ltd.[1]	7,814,375	51,390
Bank Central Asia Tbk PT1	23,930,000	47,047
TCS Group Holding PLC (GDR)[1]	1,609,668	38,497
TCS Group Holding PLC (GDR)[1,7]	264,560	6,327
China Merchants Bank Co., Ltd., Class H1	7,726,600	40,198
AU Small Finance Bank Ltd.[1,2]	3,318,252	34,859
UBS Group AG1	2,900,000	33,627
PICC Property and Casualty Co. Ltd., Class H1	46,682,000	31,652
Moscow Exchange MICEX-RTS PJSC[1]	17,974,799	30,334
The People’s Insurance Co. (Group) of China Ltd., Class H1	87,716,451	26,098
Chubb Ltd.	200,000	25,982
Kasikornbank PCL, foreign registered[1]	9,589,500	23,212
Bank Rakyat Indonesia (Persero) Tbk PT1	98,845,000	22,394
Axis Bank Ltd.[1,2]	2,786,000	18,498
Bank of the Philippine Islands[1]	10,761,000	16,354
BOC Hong Kong (Holdings) Ltd.[1,4]	5,466,500	15,169
BB Seguridade Participações SA	3,569,500	14,731
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	16,008,410	11,819
Alpha Bank SA1,2	19,935,000	10,101
Credicorp Ltd.	64,000	7,340
		4,554,648

Communication services 9.44%
Tencent Holdings Ltd.[1]	14,258,100	1,093,688
Facebook, Inc., Class A2	2,515,562	661,870
Sea Ltd., Class A (ADR)[2]	3,835,022	604,783
Alphabet Inc., Class C2	294,711	477,729
Alphabet Inc., Class A2	44,800	72,402
Netflix, Inc.[2]	624,143	296,930
Yandex NV, Class A2	3,647,109	209,964
América Móvil, SAB de CV, Series L (ADR)	16,090,500	191,799
Electronic Arts Inc.[2]	1,098,200	131,597
Activision Blizzard, Inc.	1,679,400	127,181
Bharti Infratel Ltd.[1]	31,555,426	79,176
JOYY Inc., Class A (ADR)	840,000	76,759
China Tower Corp. Ltd., Class H1	376,848,000	58,846
Vodafone Group PLC[1]	42,513,300	56,790
Bharti Airtel Ltd.[1]	6,534,738	38,227
Z Holdings Corp.[1]	4,986,000	34,740
SoftBank Group Corp.[1]	513,600	33,753
Informa PLC[1]	2,700,000	14,654
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B1	57,520,000	10,189
JCDecaux SA1,2	615,000	9,523
		4,280,600

Consumer staples 6.18%
Kweichow Moutai Co., Ltd., Class A1	3,301,548	825,289
Nestlé SA1	2,690,696	302,309
Foshan Haitian Flavouring and Food Co. Ltd., Class A1	9,953,466	238,962
Nongfu Spring Co., Ltd., Class H1,2	26,166,978	119,823
Anheuser-Busch InBev SA/NV1	2,290,684	118,954
Carlsberg A/S, Class B1	717,838	90,910
Raia Drogasil SA, ordinary nominative	20,435,000	85,687
Pernod Ricard SA1	506,023	81,658

8	New World Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Reckitt Benckiser Group PLC[1]	685,000	$60,359
Mondelez International, Inc.	1,104,300	58,660
Unilever NV (EUR denominated)[1,4]	987,031	55,751
Avenue Supermarts Ltd.[1,2]	1,827,432	55,245
AAK AB1,2	2,780,000	54,187
British American Tobacco PLC[1]	1,510,800	48,001
United Spirits Ltd.[1,2]	6,916,320	47,038
Fomento Económico Mexicano, SAB de CV	8,062,200	43,212
Uni-Charm Corp.[1]	924,200	42,910
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	35,940
Wal-Mart de México, SAB de CV, Series V	2,595,000	6,270
Japan Tobacco Inc.[1]	2,166,800	40,976
Shiseido Company, Ltd.[1]	654,500	40,516
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	6,586,500	38,275
ITC Ltd.[1]	15,000,000	33,390
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A1	3,468,887	32,617
Kimberly-Clark de México, SAB de CV, Class A	21,001,800	31,218
Kirin Holdings Company, Ltd.[1]	1,506,600	27,204
L’Oréal SA, non-registered shares[1]	83,828	27,148
Herbalife Nutrition Ltd.[2]	545,700	24,633
Heineken NV1	252,000	22,375
Colgate-Palmolive Company	242,000	19,091
Constellation Brands, Inc., Class A	106,000	17,514
Chengdu Hongqi Chain Co., Ltd.[1]	14,108,171	16,424
Coca-Cola Company	330,000	15,860
McCormick & Co., Inc., nonvoting shares	84,000	15,163
Danone SA1	272,455	15,059
JBS SA, ordinary nominative	3,341,374	11,326
Diageo PLC[1]	145,966	4,722
		2,804,676

Materials 5.54%
Vale SA, ordinary nominative	16,689,062	176,112
Vale SA, ordinary nominative (ADR)	15,278,958	161,499
Sika AG1	912,962	224,440
Asian Paints Ltd.[1]	6,439,229	192,434
First Quantum Minerals Ltd.	16,437,000	188,884
Gerdau SA (ADR)	46,530,700	177,282
Shin-Etsu Chemical Co., Ltd.[1]	728,900	97,534
Freeport-McMoRan Inc.	5,065,708	87,839
Linde PLC	383,500	84,500
AngloGold Ashanti Ltd. (ADR)	2,691,278	62,276
AngloGold Ashanti Ltd.[1]	922,907	21,135
Givaudan SA1	20,171	82,101
Koninklijke DSM NV1	507,000	81,183
Rio Tinto PLC[1]	1,376,000	77,976
Shree Cement Ltd.[1]	235,995	69,052
LANXESS AG1	1,267,000	64,226
Arkema SA1	573,600	56,251
BHP Group PLC[1]	2,478,000	48,093
Air Liquide SA, non-registered shares[1]	323,357	47,331
CCL Industries Inc., Class B, nonvoting shares	1,209,000	46,099
Akzo Nobel NV1	464,888	44,793
Umicore SA1	1,117,163	43,010
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A1	7,008,943	39,060
Chr. Hansen Holding A/S1	357,199	35,986
BASF SE1	612,700	33,598
Loma Negra Compania Industrial Argentina SA (ADR)[5]	7,675,388	32,851
SIG Combibloc Group AG1	1,570,000	32,249
Alrosa PJSC[1]	33,822,582	30,431
Wheaton Precious Metals Corp. (CAD denominated)	613,845	28,170
Air Products and Chemicals, Inc.	99,000	27,348
Amcor PLC (CDI)[1]	2,116,000	22,051
Celanese Corp.	187,300	21,260
Turquoise Hill Resources Ltd.[2]	2,046,200	16,062
Turquoise Hill Resources Ltd. (CAD denominated)[2]	608,350	4,781

New World Fund	9

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Barrick Gold Corp.	750,000	$20,048
Dow Inc.	417,600	18,997
Asahi Kasei Corp.[1]	1,659,500	14,413
		2,511,355

Industrials 5.43%
Shanghai International Airport Co., Ltd., Class A1	32,979,582	326,164
Airbus SE, non-registered shares[1,2]	3,149,297	231,329
Safran SA1,2	2,030,650	215,792
CCR SA, ordinary nominative	81,821,782	159,139
IMCD NV1	1,280,366	148,383
DSV Panalpina A/S1	830,418	134,560
International Container Terminal Services, Inc.[1]	54,681,000	129,924
SMC Corp.[1]	214,699	113,361
Wizz Air Holdings PLC[1,2]	2,444,888	101,183
Nidec Corp.[1]	773,200	77,727
Rumo SA2	23,006,325	73,534
TransDigm Group Inc.	147,000	70,179
Fortive Corp.	980,000	60,368
Han’s Laser Technology Industry Group Co., Ltd., Class A1	9,942,191	59,894
Daikin Industries, Ltd.[1]	304,300	56,971
Spirax-Sarco Engineering PLC[1]	371,000	54,251
Airports of Thailand PCL, foreign registered[1]	30,288,000	50,478
Centre Testing International Group Co., Ltd.[1]	12,445,239	50,104
Guangzhou Baiyun International Airport Co. Ltd., Class A1	19,285,179	36,212
A-Living Smart City Services Co., Ltd., Class H1	8,552,000	36,040
Jardine Matheson Holdings Ltd.[1]	755,000	33,591
Ryanair Holdings PLC (ADR)[2]	413,200	33,304
Epiroc AB, Class B1	2,302,349	33,027
Copa Holdings, SA, Class A	630,479	31,070
Experian PLC[1]	723,000	26,392
ABB Ltd[1]	1,059,474	25,691
Komatsu Ltd.[1]	1,055,000	23,679
Atlas Copco AB, Class B1	479,500	18,397
Havells India Ltd.[1]	1,601,000	15,719
Air Lease Corp., Class A	568,800	15,494
Boeing Company	91,000	13,140
Carrier Global Corp.	177,200	5,917
		2,461,014

Energy 3.46%
Reliance Industries Ltd.[1]	37,690,890	1,044,307
Reliance Industries Ltd., interim shares[1]	2,092,418	33,533
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	47,338,698	313,855
Rosneft Oil Company PJSC (GDR)[1]	16,710,800	73,265
Schlumberger Ltd.	2,204,500	32,935
Total SE1	987,624	29,908
Royal Dutch Shell PLC, Class B1	1,794,800	21,647
Chevron Corp.	186,100	12,934
United Tractors Tbk PT1	3,960,700	5,636
		1,568,020

Real estate 2.18%
Shimao Services Holdings Ltd.[2]	79,560,680	168,095
American Tower Corp. REIT	581,200	133,473
ESR Cayman Ltd.[1,2]	40,300,251	121,797
KE Holdings Inc., Class A (ADR)[2]	1,356,780	94,635
China Overseas Land & Investment Ltd.[1]	30,440,000	76,216
CK Asset Holdings Ltd.[1]	16,372,500	75,860
Embassy Office Parks REIT[1]	14,332,205	66,600
Ayala Land, Inc.[1]	88,803,200	60,563
Shimao Group Holdings Ltd.[1]	16,389,500	57,856
CIFI Holdings (Group) Co. Ltd.[1]	77,173,131	53,420
BR Malls Participações SA, ordinary nominative[2]	33,551,124	47,713
Longfor Group Holdings Ltd.[1]	6,383,000	34,943
		991,171

10	New World Fund

Common stocks (continued)	Shares	Value (000)
Utilities 1.64%
ENN Energy Holdings Ltd.[1]	20,940,300	$265,364
China Gas Holdings Ltd.[1]	71,415,666	218,840
AES Corp.	4,510,000	87,945
Enel SpA[1]	8,394,776	66,859
China Resources Gas Group Ltd.[1]	14,018,000	60,769
Engie SA1,2	3,522,463	42,698
		742,475

Total common stocks (cost: $26,429,683,000)		40,406,748

Preferred securities 0.75%
Consumer discretionary 0.20%
Volkswagen AG, nonvoting preferred shares[1]	460,000	67,018
Lojas Americanas SA, preferred nominative	6,307,026	25,534
		92,552

Industrials 0.20%
Azul SA, preferred nominative (ADR)[2,4]	4,592,225	54,418
GOL Linhas Aéreas Inteligentes SA, preferred nominative[2]	10,906,600	29,823
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR)[2,4]	944,799	5,168
		89,409

Health care 0.11%
Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	3,009,716	50,921

Consumer staples 0.08%
Henkel AG & Co. KGaA, nonvoting preferred shares[1]	353,500	34,500

Information technology 0.06%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	575,000	25,513

Materials 0.04%
Gerdau SA, preferred nominative	4,713,800	17,917

Energy 0.04%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	1,328,500	8,781
Petróleo Brasileiro SA (Petrobras), preferred nominative	2,382,000	7,863
		16,644

Financials 0.02%
Itaúsa SA, preferred nominative	6,560,700	10,393

Real estate 0.00%
Ayala Land, Inc., preferred shares[1,6]	30,910,900	—	[8]

Total preferred securities (cost: $363,245,000)		337,849

Rights & warrants 0.83%
Health care 0.72%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expires 2021[1,7]	17,064,992	159,080
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expires 2021[1,7]	662,600	5,992
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expires 2021[1,2,7]	264,679	2,393
WuXi AppTec Co., Ltd., Class A, warrants, expire 2021[1,7]	9,370,956	158,322
		325,787

Consumer staples 0.11%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2022[1,7]	2,126,840	51,061

Total rights & warrants (cost: $168,413,000)		376,848

New World Fund	11

Convertible bonds & notes 0.00%	Shares		Value (000)
Health care 0.00%
BioMarin Pharmaceutical Inc., convertible bonds, 1.25% 2027[7]		1,450	$1,401

Total convertible bonds & notes (cost: $1,450,000)			1,401

Bonds, notes & other debt instruments 3.11%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.66%
Abu Dhabi (Emirate of) 2.50% 2029[7]		$22,000	23,446
Abu Dhabi (Emirate of) 1.70% 2031[7]		5,740	5,680
Angola (Republic of) 9.50% 2025		9,700	8,365
Angola (Republic of) 8.25% 2028		3,470	2,740
Angola (Republic of) 8.00% 2029[7]		30,500	23,672
Angola (Republic of) 8.00% 2029		4,830	3,749
Argentine Republic 1.00% 2029		4,613	1,905
Argentine Republic 0.125% 2030[9]		13,141	4,823
Argentine Republic 0.125% 2035[9]		53,246	17,518
Argentine Republic 0.125% 2038[9]		10,333	3,875
Argentine Republic 0.125% 2041[9]		71,900	24,447
Armenia (Republic of) 7.15% 2025		6,000	6,475
Bahrain (Kingdom of) 6.75% 2029[7]		6,450	6,998
Belarus (Republic of) 6.875% 2023		20,180	20,009
Belarus (Republic of) 5.875% 2026		2,470	2,356
Belarus (Republic of) 7.625% 2027		4,650	4,628
Belarus (Republic of) 6.20% 2030		2,500	2,370
Buenos Aires (City of) 8.95% 2021		4,518	4,180
Cameroon (Republic of) 9.50% 2025		10,142	10,668
Colombia (Republic of) 4.50% 2029		13,425	15,117
Colombia (Republic of) 7.375% 2037		10,950	15,453
Colombia (Republic of) 4.125% 2051		4,360	4,556
Costa Rica (Republic of) 4.375% 2025		4,337	3,735
Costa Rica (Republic of) 6.125% 2031[7]		15,400	12,878
Costa Rica (Republic of) 7.00% 2044		1,467	1,157
Costa Rica (Republic of) 7.158% 2045		691	552
Dominican Republic 7.50% 2021		3,817	3,917
Dominican Republic 11.00% 2026	DOP	121,900	2,285
Dominican Republic 11.00% 2026		61,700	1,169
Dominican Republic 5.95% 2027		$7,820	8,543
Dominican Republic 8.625% 2027[7]		4,950	5,903
Dominican Republic 11.25% 2027	DOP	100	2
Dominican Republic 6.00% 2028[7]		$4,360	4,812
Dominican Republic 11.375% 2029	DOP	195,700	3,817
Dominican Republic 7.45% 2044[7]		$8,950	10,261
Dominican Republic 7.45% 2044		5,700	6,535
Dominican Republic 6.85% 2045[7]		2,000	2,153
Dominican Republic 5.875% 2060[7]		10,273	9,862
Egypt (Arab Republic of) 5.75% 2024[7]		6,410	6,579
Egypt (Arab Republic of) 5.625% 2030		€3,225	3,497
Egypt (Arab Republic of) 7.625% 2032[7]		$14,100	14,317
Egypt (Arab Republic of) 8.50% 2047		10,000	9,971
Egypt (Arab Republic of) 8.15% 2059[7]		15,000	14,256
Ethiopia (Federal Democratic Republic of) 6.625% 2024		14,600	14,746
Export-Import Bank of India 3.25% 2030		14,800	15,114
Gabonese Republic 6.375% 2024		30,200	28,852
Guatemala (Republic of) 4.375% 2027		6,715	7,343
Honduras (Republic of) 6.25% 2027		19,495	21,961
Honduras (Republic of) 5.625% 2030[7]		2,460	2,724
Indonesia (Republic of) 6.625% 2037		8,612	12,044
Indonesia (Republic of) 5.25% 2042		18,644	23,549
Iraq (Republic of) 6.752% 2023		11,500	10,752
Jordan (Hashemite Kingdom of) 4.95% 2025[7]		7,500	7,649
Jordan (Hashemite Kingdom of) 5.75% 2027[7]		21,135	21,876
Kazakhstan (Republic of) 5.125% 2025[7]		9,750	11,354
Kazakhstan (Republic of) 5.125% 2025		5,700	6,638
Kazakhstan (Republic of) 6.50% 2045[7]		7,865	12,440
Kenya (Republic of) 6.875% 2024[7]		5,175	5,494
Kenya (Republic of) 8.25% 2048[7]		29,120	29,844
Malaysia (Federation of), Series 0418, 4.893% 2038	MYR	18,100	5,123

12	New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Pakistan (Islamic Republic of) 5.50% 2021	$5,208	$5,209
Pakistan (Islamic Republic of) 8.25% 2024	7,355	7,685
Pakistan (Islamic Republic of) 8.25% 2025[7]	9,222	9,702
Pakistan (Islamic Republic of) 6.875% 2027[7]	14,600	14,328
Panama (Republic of) 3.75% 2026[7]	20,790	22,523
Panama (Republic of) 4.50% 2047	15,445	19,102
Panama (Republic of) 4.50% 2050	4,525	5,617
Panama (Republic of) 4.30% 2053	6,400	7,776
Paraguay (Republic of) 4.625% 2023	1,450	1,536
Paraguay (Republic of) 5.00% 2026	7,095	8,099
Paraguay (Republic of) 5.00% 2026[7]	4,475	5,108
Paraguay (Republic of) 4.70% 2027[7]	8,790	9,968
Paraguay (Republic of) 4.70% 2027	5,500	6,237
Paraguay (Republic of) 4.95% 2031	3,415	3,996
Peru (Republic of) 6.55% 2037	10,417	15,800
Peru (Republic of) 5.625% 2050	1,240	1,976
PETRONAS Capital Ltd. 3.50% 2030[7]	3,400	3,796
PETRONAS Capital Ltd. 4.55% 2050[7]	3,400	4,294
Philippines (Republic of) 2.457% 2030	6,700	7,175
Philippines (Republic of) 2.95% 2045	13,400	14,131
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[7]	3,045	3,168
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[7]	5,513	5,982
PT Indonesia Asahan Aluminium Tbk 6.53% 2028[7]	1,330	1,622
PT Indonesia Asahan Aluminium Tbk 6.53% 2028	1,287	1,570
Qatar (State of) 4.50% 2028[7]	45,000	53,989
Qatar (State of) 3.75% 2030[7]	6,200	7,212
Republic of Costa Rica 6.125% 2031	6,186	5,173
Republic of Costa Rica 5.625% 2043	365	267
Romania 2.00% 2032	€18,275	21,349
Romania 5.125% 2048[7]	$20,600	24,918
Russian Federation 4.375% 2029[7]	10,000	11,440
Russian Federation 4.375% 2029	4,000	4,576
Russian Federation 5.10% 2035	18,000	21,924
Russian Federation 5.25% 2047	12,000	15,779
Senegal (Republic of) 4.75% 2028	€13,200	15,257
Serbia (Republic of) 3.125% 2027	12,500	15,863
South Africa (Republic of) 5.875% 2030	$28,100	29,763
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	1,900	1,302
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	14,000	9,030
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	16,820	9,166
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030[7]	7,500	4,049
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	3,380	1,926
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	10,530	5,896
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028	5,360	2,894
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030	4,740	2,559
Tunisia (Republic of) 6.75% 2023	€1,830	1,914
Tunisia (Republic of) 5.625% 2024	10,725	10,770
Tunisia (Republic of) 5.75% 2025	$8,645	7,334
Turkey (Republic of) 6.375% 2025	5,935	5,812
Turkey (Republic of) 6.00% 2041	16,795	13,696
Turkey (Republic of) 5.75% 2047	31,345	24,398
Ukraine 7.75% 2027	28,014	28,288
Ukraine 9.75% 2028	6,200	6,777
Ukraine 7.375% 2032	29,200	28,103
United Mexican States 3.90% 2025	4,930	5,391
United Mexican States 4.50% 2029	13,100	14,814
United Mexican States 4.75% 2032	10,480	12,000
United Mexican States 4.75% 2044	13,300	14,754
Venezuela (Bolivarian Republic of) 7.00% 2018[10]	870	84
Venezuela (Bolivarian Republic of) 7.75% 2019[10]	15,668	1,512
Venezuela (Bolivarian Republic of) 6.00% 2020[10]	12,912	1,246
Venezuela (Bolivarian Republic of) 12.75% 2022[10]	1,162	112
Venezuela (Bolivarian Republic of) 9.00% 2023[10]	18,851	1,819
Venezuela (Bolivarian Republic of) 8.25% 2024[10]	4,062	392
Venezuela (Bolivarian Republic of) 7.65% 2025[10]	1,741	168
Venezuela (Bolivarian Republic of) 11.75% 2026[10]	870	84
Venezuela (Bolivarian Republic of) 9.25% 2027[10]	2,321	224

New World Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Venezuela (Bolivarian Republic of) 9.25% 2028[10]	$4,346	$419
Venezuela (Bolivarian Republic of) 11.95% 2031[10]	1,449	140
Venezuela (Bolivarian Republic of) 7.00% 2038[10]	1,448	140
		1,207,857

Corporate bonds, notes & loans 0.45%
Energy 0.11%
Oleoducto Central SA 4.00% 2027[7]	3,450	3,616
Petrobras Global Finance Co. 5.60% 2031	7,100	7,659
Petrobras Global Finance Co. 6.85% 2115	4,340	4,677
Petróleos Mexicanos 6.875% 2025[7]	8,000	7,920
Petróleos Mexicanos 6.875% 2026	8,024	7,722
Petróleos Mexicanos 6.49% 2027	11,700	10,899
PTT Exploration and Production PCL 2.587% 2027[7]	4,769	4,931
		47,424

Financials 0.09%
Bangkok Bank PCL 3.733% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)[9]	13,100	12,853
BBVA Bancomer SA 6.50% 2021[7]	787	801
HSBK (Europe) BV 7.25% 2021[7]	11,150	11,338
Power Financial Corp Ltd., 6.15% 2028	5,334	6,066
Power Financial Corp. Ltd., 5.25% 2028	5,907	6,337
Power Financial Corp. Ltd. 4.50% 2029	2,959	3,039
		40,434

Industrials 0.07%
DP World Crescent 4.848% 2028[7]	11,175	12,498
Empresa de Transporte de Pasajeros Metro SA 4.70% 2050[7]	4,520	5,473
Lima Metro Line 2 Finance Ltd. 5.875% 2034[7]	1,597	1,935
Mexico City Airport Trust 4.25% 2026	11,060	10,435
Mexico City Airport Trust 3.875% 2028	1,040	932
		31,273

Utilities 0.06%
AES Panama Generation Holdings SRL 4.375% 2030[7]	3,485	3,697
Empresas Publicas de Medellin ESP 4.25% 2029[7]	4,980	5,123
Empresas Publicas de Medellin ESP 4.375% 2031[7]	4,380	4,484
State Grid Overseas Investment Ltd. 3.50% 2027[7]	14,225	15,818
		29,122

Materials 0.06%
Braskem Idesa Sapi 7.45% 2029	8,100	7,671
Braskem Idesa Sapi 7.45% 2029[7]	5,000	4,735
CSN Resources SA 7.625% 2023	15,900	16,520
		28,926

Communication services 0.05%
Axiata Spv5 Labuan Ltd. 3.064% 2050	4,446	4,299
PLDT Inc. 2.50% 2031	2,590	2,663
Tencent Holdings Ltd. 3.975% 2029	6,300	7,095
Tencent Holdings Ltd. 3.24% 2050[7]	7,100	7,134
		21,191

Consumer discretionary 0.01%
Sands China Ltd. 4.375% 2030[7]	2,675	2,750

Total corporate bonds, notes & loans		201,120

Total bonds, notes & other debt instruments (cost: $1,406,507,000)		1,408,977

14	New World Fund

Short-term securities 6.86%	Shares	Value (000)
Money market investments 6.86%
Capital Group Central Cash Fund 0.11%[5,11]	30,201,627	$3,020,465
BlackRock Liquidity Funds – FedFund, Institutional Shares (0.01)%[11,12]	30,200,000	30,200
Goldman Sachs Financial Square Government Fund, Institutional Shares 0%[11,12]	30,200,000	30,200
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.01%[11,12]	15,206,722	15,207
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[11,12]	9,100,000	9,100
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.02%[11,12]	4,500,000	4,500
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.02%[11,12]	1,800,000	1,800
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[11,12]	300,000	300

Total short-term securities (cost: $3,111,406,000)		3,111,772
Total investment securities 100.65% (cost: $31,480,704,000)		45,643,595
Other assets less liabilities (0.65)%		(294,260)

Net assets 100.00%		$45,349,335

Futures contracts

								Unrealized
								appreciation
				Notional		Value at		(depreciation)
		Number of		amount	[13]	10/31/2020	[14]	at 10/31/2020
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
10 Year Ultra U.S. Treasury Note Futures	Short	98	December 2020	$ (9,800)		$ (15,413)		$292
30 Year Ultra U.S. Treasury Bond Futures	Long	272	December 2020	27,200		58,480		(1,070)
								$(778)

Forward currency contracts

				Unrealized
Contract amount				appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2020 (000)
USD42,635	EUR36,050	HSBC Bank	12/3/2020	$617

New World Fund	15

Investments in affiliates5

	Value of affiliates at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2020 (000)	Dividend income (000)
Common stocks 1.22%
Energy 0.00%
Gulf Keystone Petroleum Ltd.[1,2,15]	$38,680	$—	$28,590	$(75,019)	$64,929	$—	$—
Indus Gas Ltd.[1,2,15]	37,827	—	4,654	(140,818)	107,645	—	—
Energean Oil & Gas PLC[1,2,15]	113,364	—	114,643	51,859	(50,580)	—	—
						—
Materials 0.07%
Loma Negra Compania Industrial Argentina SA (ADR)	45,669	—	—	—	(12,818)	32,851	1,996
Health care 1.15%
Zai Lab Ltd. (ADR)[2]	—	265,349	5,344	581	134,140	394,726	—
Hugel, Inc.[1,2]	60,736	11,327	—	—	54,669	126,732	—
						521,458
Total common stocks						554,309
Short-term securities 6.66%
Money market investments 6.66%
Capital Group Central Cash Fund 0.11%[11]	3,619,704	5,791,094	6,389,908	(125)	(300)	3,020,465	25,730
Total 7.88%				$(163,522)	$297,685	$3,574,774	$27,726

[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $24,534,878,000, which represented 54.10% of the net assets of the fund. This amount includes $24,293,449,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in an initial public offering (IPO). Subsequent to October 31, 2020, the IPO was unexpectedly suspended by the local government and as a result, the trade was canceled and the security was removed from the portfolio.
[4]	All or a portion of this security was on loan. The total value of all such securities was $133,716,000, which represented .29% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[6]	Value determined using significant unobservable inputs.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $891,126,000, which represented 1.97% of the net assets of the fund.
[8]	Amount less than one thousand.
[9]	Step bond; coupon rate may change at a later date.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Rate represents the seven-day yield at 10/31/2020.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Notional amount is calculated based on the number of contracts and notional contract size.
[14]	Value is calculated based on the notional amount and current market price.
[15]	Unaffiliated issuer at 10/31/2020.

Key to abbreviations and symbols

ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
DOP = Dominican pesos
EUR/€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
MYR = Malaysian ringgits
USD/$ = U.S. dollars

See notes to financial statements.

16	New World Fund

Financial statements

Statement of assets and liabilities
at October 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value (includes $133,716 of investment securities on loan):
Unaffiliated issuers (cost: $28,043,830)	$42,068,821
Affiliated issuers (cost: $3,436,874)	3,574,774	$45,643,595
Cash		36,400
Cash collateral pledged for futures contracts		2,818
Cash collateral pledged for forward currency contracts		30
Cash denominated in currencies other than U.S. dollars (cost: $51,134)		51,179
Unrealized appreciation on open forward currency contracts		617
Receivables for:
Sales of investments	35,124
Sales of fund’s shares	175,039
Dividends and interest	58,853
Securities lending income	113
Variation margin on futures contracts	34
Other	327	269,490
		46,004,129
Liabilities:
Collateral for securities on loan		91,307
Payables for:
Purchases of investments	307,082
Repurchases of fund’s shares	147,412
Investment advisory services	20,365
Services provided by related parties	6,478
Directors’ deferred compensation	3,089
Variation margin on futures contracts	144
Non-U.S. taxes	75,162
Other	3,755	563,487
Net assets at October 31, 2020		$45,349,335

Net assets consist of:
Capital paid in on shares of capital stock		$31,399,778
Total distributable earnings		13,949,557
Net assets at October 31, 2020		$45,349,335

See notes to financial statements.

New World Fund	17

Statement of assets and liabilities

at October 31, 2020 (continued)

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (614,475 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$13,340,835	180,580		$73.88
Class C	532,795	7,508		70.96
Class T	13	—	*	73.86
Class F-1	1,097,559	14,956		73.39
Class F-2	14,085,528	190,834		73.81
Class F-3	4,850,146	65,467		74.08
Class 529-A	971,573	13,275		73.19
Class 529-C	46,554	654		71.13
Class 529-E	38,135	526		72.57
Class 529-T	14	—	*	73.84
Class 529-F-1	17	—	*	73.20
Class 529-F-2	96,796	1,310		73.88
Class 529-F-3	10	—	*	73.88
Class R-1	24,236	341		71.14
Class R-2	292,598	4,114		71.13
Class R-2E	35,108	483		72.67
Class R-3	562,562	7,741		72.67
Class R-4	758,896	10,334		73.44
Class R-5E	56,786	775		73.23
Class R-5	303,964	4,094		74.24
Class R-6	8,255,210	111,483		74.05

*	Amount less than one thousand.

See notes to financial statements.

18	New World Fund

Financial statements (continued)

Statement of operations
for the year ended October 31, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $39,433; also includes $27,726 from affiliates)	$499,893
Interest (net of non-U.S. taxes of $16)	94,161
Securities lending income (net of fees)	1,263	$595,317
Fees and expenses*:
Investment advisory services	220,887
Distribution services	50,638
Transfer agent services	44,090
Administrative services	12,747
Reports to shareholders	2,927
Registration statement and prospectus	1,227
Directors’ compensation	649
Auditing and legal	582
Custodian	8,796
State and local taxes	1
Other	1,472	344,016
Net investment income		251,301

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $85):
Unaffiliated issuers	25,965
Affiliated issuers	(163,522)
Futures contracts	1,231
Forward currency contracts	(2,198)
Currency transactions	(14,114)	(152,638)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $75,162):
Unaffiliated issuers	3,974,445
Affiliated issuers	297,685
Futures contracts	(778)
Forward currency contracts	755
Currency translations	(8,469)	4,263,638
Net realized loss and unrealized appreciation		4,111,000

Net increase in net assets resulting from operations		$4,362,301

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

New World Fund	19

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2020	2019
Operations:
Net investment income	$251,301	$469,098
Net realized (loss) gain	(152,638)	1,135,289
Net unrealized appreciation	4,263,638	4,971,643
Net increase in net assets resulting from operations	4,362,301	6,576,030

Distributions paid to shareholders	(1,641,032)	(786,789)

Net capital share transactions	857,807	2,525,661

Total increase in net assets	3,579,076	8,314,902

Net assets:
Beginning of year	41,770,259	33,455,357
End of year	$45,349,335	$41,770,259

See notes to financial statements.

20	New World Fund

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 and Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

New World Fund	21

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

22	New World Fund

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$5,524,109	$2,837,419	$—		$8,361,528
Consumer discretionary	1,807,374	4,769,520	—		6,576,894
Health care	2,348,963	3,205,394	10		5,554,367
Financials	1,022,898	3,531,750	—		4,554,648
Communication services	2,851,014	1,429,586	—		4,280,600
Consumer staples	364,574	2,440,102	—		2,804,676
Materials	1,154,008	1,357,347	—		2,511,355
Industrials	462,145	1,998,869	—		2,461,014
Energy	359,724	1,208,296	—		1,568,020
Real estate	443,916	547,255	—		991,171
Utilities	87,945	654,530	—		742,475
Preferred securities	159,897	177,952	—	*	337,849
Rights & warrants	—	376,848	—		376,848
Convertible bonds & notes	—	1,401	—		1,401
Bonds, notes & other debt instruments	—	1,408,977	—		1,408,977
Short-term securities	3,111,772	—	—		3,111,772
Total	$19,698,339	$25,945,246	$10		$45,643,595

New World Fund	23

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$292	$—	$—	$292
Unrealized appreciation on open forward currency contracts	—	617	—	617
Liabilities:
Unrealized depreciation on futures contracts	(1,070)	—	—	(1,070)
Total	$(778)	$617	$—	$(161)

*	Amount less than one thousand.
†	Futures contracts and forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities

24	New World Fund

issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities. A bond’s effective maturity is the market’s trading assessment of its maturity.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly

New World Fund	25

coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2020, the total value of securities on loan was $133,716,000, and the total value of collateral received was $139,494,000. Collateral received includes cash of $91,307,000 and U.S. government securities of $48,187,000. Investment securities purchased from cash collateral, if any, are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $21,700,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $72,049,000.

26	New World Fund

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and forward currency contracts as of, or for the year ended, October 31, 2020 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$292	Unrealized depreciation*	$1,070
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	617	Unrealized depreciation on open forward currency contracts	—
			$909		$1,070

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,231	Net unrealized depreciation on futures contracts	$(778)
Forward currency	Currency	Net realized loss on forward currency contracts	(2,198)	Net unrealized appreciation on forward currency contracts	755
			$(967)		$(23)

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts and forward currency contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2020, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
HSBC Bank	$617	$—	$(558)	$—	$59

*	Collateral is shown on a settlement basis.

New World Fund	27

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2020, the fund recognized $2,002,000 in reclaims related to European court rulings, net of fees, which is included in dividend income in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2020, the fund reclassified $6,463,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$147,358
Capital loss carryforward*	(135,641)
Gross unrealized appreciation on investments	15,635,365
Gross unrealized depreciation on investments	(1,618,274)
Net unrealized appreciation on investments	14,017,091
Cost of investments	31,626,343

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

28	New World Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$137,417		$342,582		$479,999		$110,855		$135,573		$246,428
Class C	1,977		18,974		20,951		691		8,708		9,399
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	12,960		31,643		44,603		9,446		12,232		21,678
Class F-2	169,638		331,050		500,688		123,476		112,557		236,033
Class F-3	64,294		117,206		181,500		42,105		35,996		78,101
Class 529-A	9,092		23,630		32,722		7,273		9,507		16,780
Class 529-C	286		3,124		3,410		54		1,430		1,484
Class 529-E	322		1,026		1,348		244		429		673
Class 529-T	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-1	1,082		2,306		3,388		909		886		1,795
Class 529-F-2†	—		—		—
Class 529-F-3†	—		—		—
Class R-1	89		783		872		29		343		372
Class R-2	1,265		8,303		9,568		466		3,473		3,939
Class R-2E	250		896		1,146		146		311		457
Class R-3	4,849		16,244		21,093		3,775		7,049		10,824
Class R-4	8,945		21,514		30,459		7,817		9,113		16,930
Class R-5E	536		1,053		1,589		223		205		428
Class R-5	4,230		8,061		12,291		5,420		4,708		10,128
Class R-6	105,024		190,381		295,405		71,021		60,319		131,340
Total	$522,256		$1,118,776		$1,641,032		$383,950		$402,839		$786,789

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.477% on such assets in excess of $44 billion. For the year ended October 31, 2020, the investment advisory services fee was $220,887,000, which was equivalent to an annualized rate of 0.520% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into

New World Fund	29

agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

30	New World Fund

For the year ended October 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$31,361	$21,492		$3,818		Not applicable
Class C	6,075	1,069		185		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	2,800	1,603		338		Not applicable
Class F-2	Not applicable	14,387		3,854		Not applicable
Class F-3	Not applicable	472		1,348		Not applicable
Class 529-A	1,991	1,381		268		$557
Class 529-C	862	150		27		56
Class 529-E	183	28		11		23
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	137		27		55
Class 529-F-2†	Not applicable	—		—		—
Class 529-F-3†	Not applicable	—		—		—
Class R-1	254	48		8		Not applicable
Class R-2	2,158	1,053		86		Not applicable
Class R-2E	202	75		10		Not applicable
Class R-3	2,852	990		171		Not applicable
Class R-4	1,900	811		228		Not applicable
Class R-5E	Not applicable	72		14		Not applicable
Class R-5	Not applicable	159		89		Not applicable
Class R-6	Not applicable	163		2,265		Not applicable
Total class-specific expenses	$50,638	$44,090		$12,747		$691

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $649,000 in the fund’s statement of operations reflects $302,000 in current fees (either paid in cash or deferred) and a net increase of $347,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $433,820,000 and $618,748,000, respectively, which generated $50,337,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2020.

New World Fund	31

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended October 31, 2020.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$1,025,468	15,042		$472,019		6,717		$(1,898,148)	(28,710)	$(400,661)	(6,951)
Class C	62,497	957		20,812		306		(283,665)	(4,305)	(200,356)	(3,042)
Class T	—	—		—		—		—	—	—	—
Class F-1	334,514	5,022		43,926		629		(512,132)	(7,840)	(133,692)	(2,189)
Class F-2	4,045,285	60,960		483,003		6,898		(3,561,493)	(54,999)	966,795	12,859
Class F-3	1,353,998	20,072		177,744		2,531		(1,317,396)	(19,924)	214,346	2,679
Class 529-A	146,973	2,127		32,711		470		(151,086)	(2,234)	28,598	363
Class 529-C	9,422	144		3,409		50		(88,278)	(1,296)	(75,447)	(1,102)
Class 529-E	3,172	48		1,348		19		(7,006)	(104)	(2,486)	(37)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	18,270	274		3,381		49		(114,437)	(1,585)	(92,786)	(1,262)
Class 529-F-2[3]	96,796	1,310		—		—		—	—	96,796	1,310
Class 529-F-3[3]	10	—	[2]	—		—		—	—	10	— [2]
Class R-1	4,349	67		863		13		(10,893)	(170)	(5,681)	(90)
Class R-2	56,053	861		9,555		140		(93,231)	(1,430)	(27,623)	(429)
Class R-2E	9,594	144		1,146		17		(10,508)	(158)	232	3
Class R-3	122,019	1,832		20,987		303		(219,932)	(3,312)	(76,926)	(1,177)
Class R-4	161,796	2,442		30,453		436		(315,175)	(4,704)	(122,926)	(1,826)
Class R-5E	29,624	437		1,588		22		(16,124)	(240)	15,088	219
Class R-5	72,101	1,054		12,226		174		(102,882)	(1,525)	(18,555)	(297)
Class R-6	1,700,611	25,325		289,164		4,120		(1,296,694)	(19,159)	693,081	10,286
Total net increase (decrease)	$9,252,552	138,118		$1,604,335		22,894		$(9,999,080)	(151,695)	$857,807	9,317

32	New World Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2019

Class A	$984,863	15,458	$242,396		4,338		$(1,556,029)	(24,452)	$(328,770)	(4,656)
Class C	81,971	1,337	9,337		173		(214,094)	(3,468)	(122,786)	(1,958)
Class T	—	—	—		—		—	—	—	—
Class F-1	302,343	4,756	21,445		386		(333,484)	(5,251)	(9,696)	(109)
Class F-2	3,618,621	57,117	227,081		4,078		(2,461,394)	(39,083)	1,384,308	22,112
Class F-3	1,392,150	21,637	73,831		1,323		(696,670)	(10,922)	769,311	12,038
Class 529-A	84,991	1,344	16,772		303		(135,570)	(2,127)	(33,807)	(480)
Class 529-C	12,570	205	1,484		27		(32,388)	(523)	(18,334)	(291)
Class 529-E	3,560	57	672		12		(7,167)	(113)	(2,935)	(44)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	13,540	215	1,791		32		(14,581)	(230)	750	17
Class R-1	6,425	104	371		7		(10,776)	(174)	(3,980)	(63)
Class R-2	56,521	915	3,931		73		(85,132)	(1,384)	(24,680)	(396)
Class R-2E	10,945	173	457		8		(8,488)	(136)	2,914	45
Class R-3	136,068	2,168	10,786		196		(218,087)	(3,460)	(71,233)	(1,096)
Class R-4	200,473	3,167	16,928		305		(233,909)	(3,683)	(16,508)	(211)
Class R-5E	24,338	385	428		8		(7,220)	(112)	17,546	281
Class R-5	206,552	3,323	10,096		180		(237,132)	(3,599)	(20,484)	(96)
Class R-6	1,607,052	24,912	128,959		2,311		(731,966)	(11,624)	1,004,045	15,599
Total net increase (decrease)	$8,742,983	137,273	$766,765		13,760		$(6,984,087)	(110,341)	$2,525,661	40,692

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $16,156,500,000 and $15,851,542,000, respectively, during the year ended October 31, 2020.

New World Fund	33

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2020	$69.13	$.27	$7.06	$7.33	$(.74)	$(1.84)	$(2.58)	$73.88	10.78%	$13,341		1.00%		1.00%		.40%
10/31/2019	59.37	.69	10.36	11.05	(.58)	(.71)	(1.29)	69.13	19.15	12,964		1.02		1.02		1.07
10/31/2018	66.29	.66	(6.31)	(5.65)	(.63)	(.64)	(1.27)	59.37	(8.73)	11,410		.99		.99		1.00
10/31/2017	53.67	.55	12.55	13.10	(.48)	—	(.48)	66.29	24.66	13,022		1.04		1.04		.94
10/31/2016	51.37	.52	2.08	2.60	(.30)	—	(.30)	53.67	5.10	11,103		1.07		1.07		1.03
Class C:
10/31/2020	66.46	(.22)	6.75	6.53	(.19)	(1.84)	(2.03)	70.96	9.98	533		1.74		1.74		(.33)
10/31/2019	57.02	.19	10.02	10.21	(.06)	(.71)	(.77)	66.46	18.21	701		1.79		1.79		.30
10/31/2018	63.75	.13	(6.07)	(5.94)	(.15)	(.64)	(.79)	57.02	(9.45)	713		1.79		1.79		.20
10/31/2017	51.60	.08	12.12	12.20	(.05)	—	(.05)	63.75	23.68	851		1.84		1.84		.14
10/31/2016	49.48	.10	2.02	2.12	—	—	—	51.60	4.26	777		1.88		1.88		.21
Class T:
10/31/2020	69.12	.43	7.05	7.48	(.90)	(1.84)	(2.74)	73.86	11.05 [5]	—	[6]	.76	[5]	.76	[5]	.62	[5]
10/31/2019	59.39	.82	10.35	11.17	(.73)	(.71)	(1.44)	69.12	19.39 [5]	—	[6]	.78	[5]	.78	[5]	1.28	[5]
10/31/2018	66.35	.78	(6.32)	(5.54)	(.78)	(.64)	(1.42)	59.39	(8.57)[5]	—	[6]	.79	[5]	.79	[5]	1.18	[5]
10/31/2017[7,8]	57.00	.44	8.91	9.35	—	—	—	66.35	16.40 [5,9]	—	[6]	.85	[5,10]	.85	[5,10]	1.27	[5,10]
Class F-1:
10/31/2020	68.68	.29	7.01	7.30	(.75)	(1.84)	(2.59)	73.39	10.83	1,097		.98		.98		.43
10/31/2019	58.95	.69	10.30	10.99	(.55)	(.71)	(1.26)	68.68	19.16	1,177		1.00		1.00		1.09
10/31/2018	65.85	.65	(6.27)	(5.62)	(.64)	(.64)	(1.28)	58.95	(8.75)	1,017		1.00		1.00		.98
10/31/2017	53.31	.56	12.46	13.02	(.48)	—	(.48)	65.85	24.69	1,407		1.02		1.02		.97
10/31/2016	51.03	.50	2.10	2.60	(.32)	—	(.32)	53.31	5.14	1,172		1.03		1.03		1.00
Class F-2:
10/31/2020	69.06	.48	7.05	7.53	(.94)	(1.84)	(2.78)	73.81	11.14	14,085		.70		.70		.70
10/31/2019	59.35	.88	10.32	11.20	(.78)	(.71)	(1.49)	69.06	19.49	12,291		.72		.72		1.37
10/31/2018	66.27	.85	(6.32)	(5.47)	(.81)	(.64)	(1.45)	59.35	(8.49)	9,250		.72		.72		1.28
10/31/2017	53.69	.71	12.53	13.24	(.66)	—	(.66)	66.27	25.02	8,100		.75		.75		1.22
10/31/2016	51.39	.71	2.06	2.77	(.47)	—	(.47)	53.69	5.45	6,392		.76		.76		1.39
Class F-3:
10/31/2020	69.30	.55	7.08	7.63	(1.01)	(1.84)	(2.85)	74.08	11.25	4,850		.60		.60		.81
10/31/2019	59.54	.96	10.34	11.30	(.83)	(.71)	(1.54)	69.30	19.62	4,351		.62		.62		1.48
10/31/2018	66.49	.91	(6.34)	(5.43)	(.88)	(.64)	(1.52)	59.54	(8.40)	3,022		.63		.63		1.38
10/31/2017[7,11]	54.47	.65	11.37	12.02	—	—	—	66.49	22.07 [9]	2,503		.65	[10]	.65	[10]	1.38	[10]
Class 529-A:
10/31/2020	68.50	.25	6.99	7.24	(.71)	(1.84)	(2.55)	73.19	10.77	971		1.02		1.02		.37
10/31/2019	58.83	.65	10.28	10.93	(.55)	(.71)	(1.26)	68.50	19.08	884		1.06		1.06		1.03
10/31/2018	65.72	.62	(6.26)	(5.64)	(.61)	(.64)	(1.25)	58.83	(8.78)	788		1.05		1.05		.95
10/31/2017	53.22	.52	12.43	12.95	(.45)	—	(.45)	65.72	24.60	867		1.09		1.09		.89
10/31/2016	50.93	.49	2.07	2.56	(.27)	—	(.27)	53.22	5.05	709		1.13		1.13		.97

See end of table for footnotes.

34	New World Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
10/31/2020	$66.62	$(.21)	$6.73	$6.52	$(.17)	$(1.84)	$(2.01)	$71.13	9.93%		$47		1.78%		1.78%		(.32)%
10/31/2019	57.14	.16	10.06	10.22	(.03)	(.71)	(.74)	66.62	18.18		117		1.82		1.82		.27
10/31/2018	63.76	.09	(6.07)	(5.98)	—	(.64)	(.64)	57.14	(9.49)		117		1.83		1.83		.14
10/31/2017	51.64	.06	12.12	12.18	(.06)	—	(.06)	63.76	23.61		173		1.88		1.88		.11
10/31/2016	49.55	.09	2.00	2.09	—	—	—	51.64	4.22		147		1.92		1.92		.18
Class 529-E:
10/31/2020	67.94	.13	6.92	7.05	(.58)	(1.84)	(2.42)	72.57	10.55		38		1.22		1.22		.19
10/31/2019	58.32	.53	10.21	10.74	(.41)	(.71)	(1.12)	67.94	18.86		38		1.26		1.26		.83
10/31/2018	65.17	.48	(6.21)	(5.73)	(.48)	(.64)	(1.12)	58.32	(8.98)		35		1.26		1.26		.73
10/31/2017	52.78	.39	12.35	12.74	(.35)	—	(.35)	65.17	24.34		41		1.30		1.30		.68
10/31/2016	50.50	.38	2.05	2.43	(.15)	—	(.15)	52.78	4.84		33		1.34		1.34		.76
Class 529-T:
10/31/2020	69.10	.40	7.06	7.46	(.88)	(1.84)	(2.72)	73.84	11.00	[5]	—	[6]	.79	[5]	.79	[5]	.59	[5]
10/31/2019	59.37	.79	10.35	11.14	(.70)	(.71)	(1.41)	69.10	19.34	[5]	—	[6]	.82	[5]	.82	[5]	1.24	[5]
10/31/2018	66.33	.75	(6.30)	(5.55)	(.77)	(.64)	(1.41)	59.37	(8.60)[5]		—	[6]	.83	[5]	.83	[5]	1.14	[5]
10/31/2017[7,8]	57.00	.43	8.90	9.33	—	—	—	66.33	16.37	[5,9]	—	[6]	.89	[5,10]	.89	[5,10]	1.23	[5,10]
Class 529-F-1:
10/31/2020	68.51	.41	6.98	7.39	(.86)	(1.84)	(2.70)	73.20	11.01	[5]	—	[6]	.80	[5]	.80	[5]	.60	[5]
10/31/2019	58.90	.80	10.25	11.05	(.73)	(.71)	(1.44)	68.51	19.36		86		.84		.84		1.25
10/31/2018	65.78	.76	(6.26)	(5.50)	(.74)	(.64)	(1.38)	58.90	(8.58)		73		.83		.83		1.15
10/31/2017	53.28	.64	12.43	13.07	(.57)	—	(.57)	65.78	24.85		58		.88		.88		1.10
10/31/2016	50.99	.59	2.07	2.66	(.37)	—	(.37)	53.28	5.28		44		.93		.93		1.17
Class 529-F-2:
10/31/2020[7,12]	73.88	—	—	—	—	—	—	73.88	—	[9]	97		—	[9]	—	[9]	—	[9]
Class 529-F-3:
10/31/2020[7,12]	73.88	—	—	—	—	—	—	73.88	—	[9]	—	[6]	—	[9]	—	[9]	—	[9]
Class R-1:
10/31/2020	66.65	(.24)	6.78	6.54	(.21)	(1.84)	(2.05)	71.14	9.96		24		1.77		1.77		(.37)
10/31/2019	57.18	.19	10.05	10.24	(.06)	(.71)	(.77)	66.65	18.23		29		1.78		1.78		.31
10/31/2018	63.93	.14	(6.08)	(5.94)	(.17)	(.64)	(.81)	57.18	(9.44)		28		1.77		1.77		.22
10/31/2017	51.78	.09	12.15	12.24	(.09)	—	(.09)	63.93	23.68		32		1.82		1.82		.15
10/31/2016	49.63	.13	2.02	2.15	—	—	—	51.78	4.33		29		1.83		1.83		.26

See end of table for footnotes.

New World Fund	35

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-2:
10/31/2020	$66.67	$(.20)		$6.78	$6.58	$(.28)	$(1.84)	$(2.12)	$71.13	10.03%	$293		1.70%		1.70%		(.30)%
10/31/2019	57.19	.23		10.06	10.29	(.10)	(.71)	(.81)	66.67	18.32	303		1.72		1.72		.37
10/31/2018	63.96	.17		(6.09)	(5.92)	(.21)	(.64)	(.85)	57.19	(9.41)	283		1.72		1.72		.27
10/31/2017	51.79	.14		12.16	12.30	(.13)	—	(.13)	63.96	23.82	349		1.73		1.73		.25
10/31/2016	49.63	.15		2.01	2.16	—	—	—	51.79	4.35	311		1.79		1.79		.31
Class R-2E:
10/31/2020	68.10	—	[13]	6.92	6.92	(.51)	(1.84)	(2.35)	72.67	10.34	35		1.41		1.41		(.01)
10/31/2019	58.48	.42		10.24	10.66	(.33)	(.71)	(1.04)	68.10	18.66	33		1.43		1.43		.66
10/31/2018	65.48	.37		(6.22)	(5.85)	(.51)	(.64)	(1.15)	58.48	(9.13)	25		1.43		1.43		.57
10/31/2017	53.25	.33		12.39	12.72	(.49)	—	(.49)	65.48	24.16	23		1.44		1.44		.56
10/31/2016	51.02	.43		1.99	2.42	(.19)	—	(.19)	53.25	4.76	6		1.45		1.45		.84
Class R-3:
10/31/2020	68.03	.10		6.93	7.03	(.55)	(1.84)	(2.39)	72.67	10.51	563		1.26		1.26		.14
10/31/2019	58.39	.52		10.21	10.73	(.38)	(.71)	(1.09)	68.03	18.83	607		1.28		1.28		.82
10/31/2018	65.26	.47		(6.21)	(5.74)	(.49)	(.64)	(1.13)	58.39	(8.99)	585		1.28		1.28		.71
10/31/2017	52.87	.40		12.36	12.76	(.37)	—	(.37)	65.26	24.35	691		1.30		1.30		.69
10/31/2016	50.60	.39		2.05	2.44	(.17)	—	(.17)	52.87	4.84	513		1.34		1.34		.78
Class R-4:
10/31/2020	68.72	.31		7.01	7.32	(.76)	(1.84)	(2.60)	73.44	10.87	759		.94		.94		.46
10/31/2019	59.03	.72		10.29	11.01	(.61)	(.71)	(1.32)	68.72	19.20	836		.97		.97		1.12
10/31/2018	65.95	.68		(6.28)	(5.60)	(.68)	(.64)	(1.32)	59.03	(8.70)	730		.97		.97		1.02
10/31/2017	53.45	.58		12.47	13.05	(.55)	—	(.55)	65.95	24.72	787		.98		.98		1.00
10/31/2016	51.15	.56		2.07	2.63	(.33)	—	(.33)	53.45	5.18	523		1.01		1.01		1.10
Class R-5E:
10/31/2020	68.56	.44		7.01	7.45	(.94)	(1.84)	(2.78)	73.23	11.08	57		.74		.74		.66
10/31/2019	58.94	.86		10.25	11.11	(.78)	(.71)	(1.49)	68.56	19.46	38		.76		.76		1.34
10/31/2018	65.92	.86		(6.32)	(5.46)	(.88)	(.64)	(1.52)	58.94	(8.53)	16		.77		.77		1.33
10/31/2017	53.51	.73		12.39	13.12	(.71)	—	(.71)	65.92	24.93	2		.79		.79		1.21
10/31/2016[7,14]	51.81	.59		1.64	2.23	(.53)	—	(.53)	53.51	4.37 [9]	—	[6]	.90	[10]	.89	[10]	1.24 [10]
Class R-5:
10/31/2020	69.43	.52		7.09	7.61	(.96)	(1.84)	(2.80)	74.24	11.20	304		.64		.64		.76
10/31/2019	59.67	.89		10.40	11.29	(.82)	(.71)	(1.53)	69.43	19.57	305		.67		.67		1.40
10/31/2018	66.60	.88		(6.35)	(5.47)	(.82)	(.64)	(1.46)	59.67	(8.45)	268		.67		.67		1.32
10/31/2017	53.92	.76		12.58	13.34	(.66)	—	(.66)	66.60	25.11	427		.68		.68		1.30
10/31/2016	51.61	.71		2.09	2.80	(.49)	—	(.49)	53.92	5.49	298		.71		.71		1.40
Class R-6:
10/31/2020	69.27	.56		7.07	7.63	(1.01)	(1.84)	(2.85)	74.05	11.26	8,255		.59		.59		.82
10/31/2019	59.52	.95		10.35	11.30	(.84)	(.71)	(1.55)	69.27	19.62	7,010		.61		.61		1.48
10/31/2018	66.45	.92		(6.33)	(5.41)	(.88)	(.64)	(1.52)	59.52	(8.38)	5,095		.62		.62		1.39
10/31/2017	53.83	.79		12.54	13.33	(.71)	—	(.71)	66.45	25.16	4,217		.64		.64		1.34
10/31/2016	51.52	.76		2.07	2.83	(.52)	—	(.52)	53.83	5.56	2,661		.65		.65		1.48

	Year ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[15]	40%	37%	36%	37%	30%

36	New World Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and Class 529-F-3 shares began investment operations on October 30, 2020.
[13]	Amount less than $.01.
[14]	Class R-5E shares began investment operations on November 20, 2015.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

New World Fund	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the investment portfolio, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 10, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

38	New World Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2020, through October 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New World Fund	39

Expense example (continued)

	Beginning account value 5/1/2020	Ending account value 10/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,226.26	$5.56	.99%
Class A – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class C – actual return	1,000.00	1,221.75	9.69	1.73
Class C – assumed 5% return	1,000.00	1,016.48	8.79	1.73
Class T – actual return	1,000.00	1,227.72	4.21	.75
Class T – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class F-1 – actual return	1,000.00	1,226.42	5.44	.97
Class F-1 – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class F-2 – actual return	1,000.00	1,228.29	3.88	.69
Class F-2 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class F-3 – actual return	1,000.00	1,228.71	3.31	.59
Class F-3 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 529-A – actual return	1,000.00	1,226.10	5.72	1.02
Class 529-A – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 529-C – actual return	1,000.00	1,221.26	9.97	1.78
Class 529-C – assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class 529-E – actual return	1,000.00	1,224.84	6.73	1.20
Class 529-E – assumed 5% return	1,000.00	1,019.16	6.11	1.20
Class 529-T – actual return	1,000.00	1,227.37	4.44	.79
Class 529-T – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 529-F-1 – actual return	1,000.00	1,227.51	4.44	.79
Class 529-F-1 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class R-1 – actual return	1,000.00	1,221.43	9.91	1.77
Class R-1 – assumed 5% return	1,000.00	1,016.28	9.00	1.77
Class R-2 – actual return	1,000.00	1,222.11	9.41	1.68
Class R-2 – assumed 5% return	1,000.00	1,016.74	8.54	1.68
Class R-2E – actual return	1,000.00	1,223.79	7.85	1.40
Class R-2E – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-3 – actual return	1,000.00	1,224.80	7.01	1.25
Class R-3 – assumed 5% return	1,000.00	1,018.90	6.36	1.25
Class R-4 – actual return	1,000.00	1,226.62	5.22	.93
Class R-4 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-5E – actual return	1,000.00	1,227.85	4.16	.74
Class R-5E – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class R-5 – actual return	1,000.00	1,228.47	3.54	.63
Class R-5 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-6 – actual return	1,000.00	1,228.80	3.26	.58
Class R-6 – assumed 5% return	1,000.00	1,022.28	2.96	.58

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

40	New World Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2020:

Long-term capital gains	$1,118,776
Foreign taxes	$0.06 per share
Foreign source income	$0.86 per share
Qualified dividend income	$557,155,000
Corporate dividends received deduction	$80,783,000
U.S. government income that may be exempt from state taxation	$4,851,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

New World Fund	41

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	16	Edison International/Southern California Edison; Sykes Enterprises; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
Martin E. Koehler, 1957	2015	Independent management consultant	3	None
Pascal Millaire, 1983	2019	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company)	3	None
William I. Miller, 1956 Chairman of the Board (Independent and Non-Executive)	1999	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	3	Kratos Defense & Security Solutions

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Carl M. Kawaja, 1964 Senior Vice President	2019	Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]	3	None
Joanna F. Jonsson, 1963	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair and President, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	New World Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Nicholas J. Grace, 1966 Co-President	2008	Partner — Capital Research Global Investors, Capital Research Company[7]
Jonathan Knowles, PhD, 1961 Co-President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Robert W. Lovelace, 1962 Co-President	1999	Vice Chairman of the Board and President, The Capital Group Companies, Inc.[7];
Chief Executive Officer and Director, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[7];
		Partner — Capital International Investors, Capital Research and Management Company
Walt Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group,
Capital Research and Management Company;
		Director, Capital Research Company; Director, Capital Research and Management Company[7]
Bradford F. Freer, 1969 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Winnie Kwan, 1972 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Kirstie Spence, 1973 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital International Limited[7]; Director, Capital Research Company[7]; Vice President and Director, Capital International Limited[7]
Tomonori Tani, 1977 Senior Vice President	2018	Partner — Capital World Investors, Capital International, Inc.[7]
Lisa Thompson, 1965 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[7];
		Director, Capital Research and Management Company
Christopher Thomsen, 1970 Senior Vice President	2014	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a trustee or director of a public company or a registered investment company.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

New World Fund	43

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	New World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NWF

Registrant:
a) Audit Fees:
Audit	2019	145,000
	2020	260,000

b) Audit-Related Fees:
	2019	8,000
	2020	8,000

c) Tax Fees:
	2019	53,000
	2020	44,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,591,000
	2020	1,605,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	20,000
	2020	68,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	2,000
	2020	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,674,000 for fiscal year 2019 and $1,724,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 31, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 31, 2020